UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

December 12, 2024

(Date of earliest event reported)

EVI Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14757 (Commission File Number)	11-2014231 (IRS Employer Identification No.)

4500 Biscayne Blvd., Suite 340 Miami, Florida (Address of principal executive offices)		33137 (Zip Code)

(305) 402-9300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.025 par value	EVI	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under, or incorporated by reference into, Item 5.07 below relating to the amendment of the EVI Industries, Inc. 2015 Equity Incentive Plan, as amended, is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of EVI Industries, Inc. (the “Company”) was held on December 12, 2024. At the Annual Meeting, the Company’s stockholders (i) approved the election of the six director nominees nominated by the Company’s Board of Directors, each for a term expiring at the Company’s 2025 Annual Meeting of Stockholders and until his successor is elected and qualified, and (ii) approved an amendment of the EVI Industries, Inc. 2015 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s Common Stock authorized for issuance pursuant to awards granted under the Plan from 3,000,000 shares to 3,500,000 shares and to provide for the automatic acceleration of vesting or exercisability, as the case may be, of all then-outstanding awards granted under the Plan upon a Change in Control (as defined in the Plan) of the Company, subject to an exception with respect to awards held by the Company’s controlling stockholder under certain circumstances, as further described in the Proxy Statement (as defined below). A summary of the voting results is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Henry M. Nahmad	11,150,874	1,218,633	0
Dennis Mack	11,482,372	887,135	0
David Blyer	10,064,077	2,305,430	0
Glen Kruger	12,295,158	74,349	0
Timothy P. LaMacchia	11,533,014	836,493	0
Hal M. Lucas	10,818,911	1,550,596	0

Proposal 2:  Approval of Amendment of the Company’s 2015 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,865,180	2,837,621	666,706	0

A description of the Plan, as amended (including a description of the amendment of the Plan), is set forth on pages 25 through 32 of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting as filed with the Securities and Exchange Commission on November 20, 2024 (the “Proxy Statement”), is filed as Exhibit 99.1 hereto and is incorporated herein by reference.  Such description is qualified by reference to the full text of the Plan, as amended, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	EVI Industries, Inc. 2015 Equity Incentive Plan, as Amended

Exhibit 99.1	Description of EVI Industries, Inc. 2015 Equity Incentive Plan, as Amended (incorporated by reference to pages 25 through 32 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on November 20, 2024)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVI INDUSTRIES, INC.

Dated: December 13, 2024	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer